* = THE MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO U.S. PERSONS IN THE ABSENCE OF COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933 (the "ACT"), AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

Date of Issuance:  February 28, 1997

                              CAMBRIDGE SOUNDWORKS, INC.
                            COMMON STOCK PURCHASE WARRANT

    Cambridge SoundWorks, Inc., a Massachusetts corporation (the "COMPANY"), for value received, hereby certifies that Creative Technology Ltd., or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company up to 257,314 shares in the aggregate of Common Stock of the Company, at a purchase price of $6.00 per share. This Warrant has been issued in connection with that certain Common Stock and Warrant Purchase Agreement dated as of February 20, 1997 (the "PURCHASE AGREEMENT"), between the Company and Creative Technology Ltd. ("CREATIVE"), and the Exclusive Distribution Agreement dated as of February 28, 1997 (the "DISTRIBUTION AGREEMENT"), between the Company and Creative.

    The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "COMMON STOCK" and the "PURCHASE PRICE," respectively. This Warrant shall expire and no longer be exercisable on February 28, 2001 (the "EXPIRATION DATE").

    1.   EXERCISE.

              (a) This Warrant shall become exercisable by the Registered Holder only if, and at such time as, the following conditions have been satisfied:

                   (i) Within twenty days from the date of issuance of this Warrant, the Company shall have received a blanket purchase order issued by Creative (including entities affiliated with Creative), relating to the purchase by Creative of an aggregate of at least * of the Company's products during the twelve months following the date of issuance of this Warrant, on the terms set forth in the Distribution Agreement; AND

                   (ii) Concurrently with the issuance of such purchase order, Creative Technology Ltd. shall deliver funds in the amount of * to the Company, to be applied * , in accordance with Section 4.1(c) of the Distribution Agreement.

              (b)  Upon satisfaction of the conditions set forth in
Section 1(a) above, this Warrant may be exercised by the Registered Holder at any time prior to the Expiration Date, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Common Stock purchased upon such exercise.

              (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(b) above. At such time, the person or persons in whose name or names any certificates for Common Stock shall be issuable upon such exercise as provided in Section 1(e) below shall be deemed to have become the holder or holders of record of the Common Stock represented by such certificates.

              (d)  NET ISSUE EXERCISE.

                   (i) In lieu of exercising this Warrant in the manner provided above in Section 1(b), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                        X =  Y (A - B)
                             --------
                                  A
Where         X = The number of shares of Common Stock to be issued to the
                   Registered Holder.

                   Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

                   A = The fair market value of one share of Common Stock (at the date of such calculation).

                   B = The Purchase Price (as adjusted to the date of such
                        calculation).

                   (ii) For purposes of this Section 1(d), the fair market value of Common Stock as of the date of the foregoing calculation shall be determined as follows:

                        (A) If the shares of the Company's Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, the fair market value of Common Stock shall be the average of the daily closing prices for the 10 trading days before such date. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

                        (B) If no shares of the Company's Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, the fair market value of Common Stock shall be the average of the reported closing bid and asked prices thereof for the 10 trading days before such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Registered Holder;

                        (C) If no shares of the Company's Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, then the fair market value of a share of Common Stock shall be as mutually agreed by the Company and the Registered Holder. In the event that the Company and the Registered Holder are unable to mutually agree upon the fair market value, then: (1) if the aggregate value of the shares being surrendered pursuant to this Section 1(d) asserted by the Registered Holder is not more than $15,000 greater than the value asserted by the Company, then the fair market value of a share shall be the sum of (x) the value of a share asserted by the Company and (y) 50% of the difference between the value of a share asserted by the Company and the value of a share asserted by the Registered Holder, and (2) if the aggregate value asserted by the Registered Holder is more than $15,000 greater than the value asserted by the Company, the Company and such Registered Holder shall, within 5 days from the date that either party determines that they cannot agree, jointly retain a valuation firm satisfactory to each of them. Such firm shall determine, within 30 days of being retained, the fair market value of a share of Common Stock and deliver its opinion in writing to the Company and to the Registered Holder as to the fair value. The determination so made shall be conclusive and binding on the Company and the Registered Holder. The fees and expenses for such determination made by such firm shall be shared equally by the Company and the Registered Holder.

              (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                   (i) a certificate or certificates for the number of shares of Common Stock to which such Registered Holder shall be entitled, and

                   (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(b) above.

    2.   ADJUSTMENTS.

              (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

              (b) In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

              (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a) or (b) above.

    3.   TRANSFERS.

               (a) Each holder of this Warrant acknowledges that this Warrant and the Common Stock of the Company have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Common Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Common Stock and registration or qualification of this Warrant or such Common Stock under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Common Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

              (b) Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of EXHIBIT B hereto) at the principal office of the Company.

              (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

              (d) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

    4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

    5. LIQUIDATING DIVIDENDS. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock ( a "LIQUIDATING DIVIDEND"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Common Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such shares of Common Stock immediately prior to the date on which a record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution were determined.

    6.   NOTICES OF CERTAIN TRANSACTIONS.  In case:

              (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

              (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

              (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

              (d)  of any redemption of the Common Stock of the Company,

              then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion). Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

    7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

    8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of this Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    10. MAILING OF NOTICES. Any notice required or permitted by this Warant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, addressed to the party to be notified at such party's address as set forth below or on the signature page hereto, or as subsequently modified by written notice, and (a) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder, with a copy to Peabody & Arnold, 50 Rowes Wharf, Boston, MA 02110 (attn: Joseph D.S. Hinkley), or (b) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company (attn: Ng Keh Long, Chief Financial Officer), with copies to Venture Law Group, 2800 Sand Hill Road, Menlo Park, CA 94025 (attn: Donald M. Keller, Jr.) and to Creative Labs, 1901 McCarthy Blvd., Milpitas, CA 95035 (attn: General Counsel).

    11. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

    12. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

    13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

    14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

    15. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Massachusetts, without giving effect to principles of conflicts of law.

                             CAMBRIDGE SOUNDWORKS, INC.


                             By        /s/ Thomas J. Devesto
                               -------------------------------------------

                             Address:       311 Needham Street
                                            Newton, MA  02164

                                      EXHIBIT A

                                    PURCHASE FORM


To: CAMBRIDGE SOUNDWORKS, INC.              Dated:

    The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to (select one):

    (a) purchase _______ shares of the Common Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant; or

    (b) exercise on a net issue basis ________ shares of the Common Stock covered by such Warrant pursuant to Section 1(d) of the Warrant.



                             Signature:
                                       -----------------------------------

                             Address:
                                     -------------------------------------

                                      EXHIBIT B

                                   ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

    Name Of Assignee    Address                            No. Of Shares
    ----------------    -------                            -------------




Dated:                                 Signature:
     -------------------                         -------------------------

                                                 -------------------------

                                       Witness:
                                                 -------------------------